UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2026

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Public Service Commission of Maryland (the “MDPSC”) Approval of Settlement in Maryland-American Water Company (“Maryland American Water”) General Rate Case
On February 26, 2026, the MDPSC issued an order (the “Order”) approving the joint settlement of the general rate case filed on August 1, 2025 by Maryland American Water, a wholly owned subsidiary of American Water Works Company, Inc. (the “Company”). A joint stipulation and settlement agreement by and among Maryland American Water, the Office of People’s Counsel, and the Staff of the MDPSC was filed with the MDPSC on January 22, 2026. The Order approves a consolidated annualized increase in water revenues of approximately $2 million, with approximately $1 million of the increase to be included in rates effective concurrently with the date of the Order, and the remainder effective January 1, 2027. Maryland American Water’s view of its return on equity (“ROE”), common equity ratio and debt ratio (each of which is based on the information included in the Order and the joint stipulation and settlement agreement, but was not disclosed therein), is 9.75%, 52.32% and 47.68%, respectively. The annualized incremental revenue is driven primarily by approximately $22 million of capital investments completed by Maryland American Water since its last general rate case approval in 2019.
A copy of the press release issued by Maryland American Water on March 2, 2026 has been filed as Exhibit 99.1 hereto and is incorporated herein by reference. References and links to websites and other information contained in this press release are not provided as active hyperlinks, and the information contained in or accessed through these hyperlinks shall not be incorporated into, or form a part of, this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits to this Current Report have been filed herewith (except as noted below):

Exhibit No.	Description
99.1*	Press Release, dated March 2, 2026, issued by Maryland American Water.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	March 2, 2026	By:	/s/ DAVID M. BOWLER
David M. Bowler
Executive Vice President and Chief Financial Officer
3